EXHIBIT     DESCRIPTION

EX-99.a1   Amended and Restated Agreement and Declaration of Trust dated March 9,
1998 and amended March 1, 1999 (filed as Exhibit a1 to Post-Effective Amendment
No. 38 to the Registration Statement on Form N-1A of the Registrant, File No.
2-94608, filed on January 31, 2003, and incorporated herein by reference.

EX-99.a2   Amendment No. 1 to the Declaration of Trust dated December 18, 2000
(filed as Exhibit a4 to Post-Effective Amendment No. 33 to the Registration
Statement on Form N-1A of the Registrant, File No. 2-94608, filed on January 31,
2001, and incorporated herein by reference).

EX-99.a3   Amendment No. 2 to the Declaration of Trust dated March 6, 2001 (filed as Exhibit a5 to Post-Effective Amendment No. 36 to the Registration Statement
on Form N-1A of the Registrant, File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.b    Amended and Restated Bylaws, dated March 9, 1998 (filed as Exhibit b2 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.d1   Management Agreement (Investor Class) with American Century Investment
Management, Inc., dated August 1, 1997 (filed as Exhibit 5 to Post-Effective
Amendment No. 33 to the Registration Statement on Form N-1A of American Century
Government Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.d2   Amendment to the Management Agreement (Investor Class) with American
Century Investment Management, Inc., dated March 31, 1998 (filed as Exhibit 5b to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.d3   Amendment to the Management Agreement (Investor Class) with American
Century Investment Management, Inc., dated July 1, 1998 (filed as Exhibit d3 to
Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on July 28,
1999, and incorporated herein by reference).

EX-99.d4   Amendment No. 1 to the Management Agreement (Investor Class) with
American Century Investment Management, Inc., dated September 16, 2000 (filed as
Exhibit d4 to Post-Effective Amendment No. 30 to the Registration Statement on
Form N-1A of American Century California Tax-Free and Municipal Funds, File No.
2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5   Amendment No. 2 to the Management Agreement (Investor Class) with
American Century Investment Management, Inc., dated August 1, 2001 (filed as
Exhibit d5 to Post-Effective Amendment No. 44 to the Registration Statement on
Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d6   Amendment No. 3 to the Management Agreement (Investor Class) with
American Century Investment Management, Inc., dated December 3, 2001 (filed as
Exhibit d6 to Post-Effective Amendment No. 16 to the Registration Statement on
Form N-1A of American Century Investment Trust, File No. 33-65170, filed on
November 30, 2001, and incorporated herein by reference).

EX-99.d7   Amendment No. 4 to the Management Agreement (Investor Class) with
American Century Investment Management, Inc., dated July 1, 2002 (filed as
Exhibit d7 to Post-Effective Amendment No. 17 to the Registration Statement on
Form N-1A of American Century Investment Trust, File No. 33-65170, filed on June
28, 2002, and incorporated herein by reference).

EX-99.d8   Amendment No. 5 to the Management Agreement (Investor Class) with
American Century Investment Management, Inc., dated December 31, 2002 (filed as
Exhibit d8 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable Portfolios II, Inc., File No. 333-46922,
filed on December 23, 2002, and incorporated herein by reference).

EX-99.d9   Management Agreement (Advisor Class) with American Century Investment
Management, Inc., dated August 1, 1997 as amended as of June 1, 1998 (filed as
Exhibit d3 to Post-Effective Amendment No. 9 to the Registration Statement on
Form N-1A of American Century Investment Trust, File No. 33-65170, filed on June
30, 1999, and incorporated herein by reference).

EX-99.d10  Amendment No. 1 to the Management Agreement (Advisor Class) with
American Century Investment Management, Inc., dated September 16, 2000 (filed as
Exhibit d6 to Post-Effective Amendment No. 36 to the Registration Statement on
Form N-1A of the Registrant, File No. 2-94608, on April 17, 2001, and
incorporated herein by reference).

EX-99.d11  Amendment No. 2 to the Management Agreement (Advisor Class) with
American Century Investment Management, Inc., dated August 1, 2001 (filed as
Exhibit d8 to Post-Effective Amendment No. 44 to the Registration Statement on
Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d12  Amendment No. 3 to the Management Agreement (Advisor Class) with
American Century Investment Management, Inc., dated December 3, 2001 (filed as
Exhibit d10 to Post-Effective Amendment No. 16 to the Registration Statement on
Form N-1A of American Century Investment Trust, File No. 33-65170, filed on
November 30, 2001, and incorporated herein by reference).

EX-99.d13  Amendment No. 4 to the Management Agreement (Advisor Class) with
American Century Investment Management, Inc. dated July 1, 2002 (filed as
Exhibit d13 to Post-Effective Amendment No. 38 to the Registration Statement on
Form N-1A of the Registrant, File No. 2-94608, filed on January 31, 2003, and incorporated herein by reference).

EX-99.d14  Management Agreement (C Class) with American Century Investment
Management, Inc., dated September 16, 2000 (filed as Exhibit d6 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.d15  Amendment No. 1 to the Management Agreement (C Class) with American
Century Investment Management, Inc., dated August 1, 2001 (filed as Exhibit d10 to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on July 31,
2001, and incorporated herein by reference).

EX-99.d16  Amendment No. 2 to the Management Agreement (C Class) with American
Century Investment Management, Inc., dated December 3, 2001 (filed as Exhibit
d13 to Post-Effective Amendment No. 16 to the Registration Statement on Form
N-1A of American Century Investment Trust, File No. 33-65170, filed on November
30, 2001, and incorporated herein by reference).

EX-99.d17  Amendment No. 3 to the Management Agreement (C Class) with American
Century Investment Management, Inc., dated July 1, 2002 (filed as Exhibit d16 to
Post-Effective Amendment No. 17 to the Registration Statement on Form N-A of
American Century Investment Trust, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.d18  Amendment No. 4 to the Management Agreement (C Class) with American
Century Investment Management, Inc., dated September 3, 2002 (filed as Exhibit
d12 to Post-Effective Amendment No. 34 to the Registration Statement on Form
N-1A of American Century California Tax-Free and Municipal Funds, File No.
2-82734, filed on October 1, 2002, and incorporated herein by reference).

EX-99.e1   Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated September 3, 2002 (filed as Exhibit e1 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2   Amendment No. 1 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable Portfolios II, Inc., File No. 333-46922,
filed on December 23, 2002, and incorporated herein by reference).

EX-99.e3   Amendment No. 2 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated August 29, 2003 (filed as
Exhibit e3 to Post-Effective Amendment No. 17 to the Registration Statement on
Form N-1A of American Century Strategic Asset Allocations, Inc., File No.
33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.g1  Master Agreement with Commerce Bank N.A. dated January 22, 1997 (filed as Exhibit g2 to Post-Effective Amendment No. 76 to the Registration Statement
on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on
February 28, 1997, and incorporated herein by reference).

EX-99.g2   Global Custody Agreement with the Chase Manhattan Bank, dated August
9, 1996 (filed as Exhibit 8 to Post-Effective Amendment No. 31 to the
Registration Statement on Form N-1A of American Century Government Income Trust,
File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3   Amendment to the Global Custody Agreement with the Chase Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the Registration Statement on Form N-1A of American Century Variable
Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1   Transfer Agency Agreement with American Century Services Corporation, dated August 1, 1997 (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of American Century Government Income
Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2   Amendment No. 1 to Transfer Agency Agreement with American Century
Services Corporation, dated June 29, 1998 (filed as Exhibit 9b to Post-Effective
Amendment No. 23 to the Registration Statement on Form N-1A of American Century
Quantitative Equity Funds, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.h3  Amendment No. 2 to the Transfer Agency Agreement with American Century
Services Corporation, dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of
American Century California Tax-Free and Municipal Funds, File No. 2-82734,
filed on December 29, 2000, and incorporated herein by reference).

EX-99.h4  Amendment No. 3 to the Transfer Agency Agreement with American Century
Services Corporation, dated August 1, 2001 (filed as Exhibit h5 to
Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on July 31,
2001, and incorporated herein by reference).

EX-99.h5  Amendment No. 4 to the Transfer Agency Agreement with American Century
Services Corporation, dated December 3, 2001 (filed as Exhibit h6 to
Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170, filed on November 30,
2001, and incorporated herein by reference).

EX-99.h6  Amendment No. 5 to the Transfer Agency Agreement with American Century
Services Corporation, dated July 1, 2002 (filed as Exhibit h6 to Post-Effective
Amendment No. 17 to the Registration Statement on Form N-1A of American Century
Investment Trust, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.h7  Amendment No. 6 to the Transfer Agency Agreement with American Century
Services Corporation, dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.h8  Amendment No. 7 to the Transfer Agency Agreement with American Century
Services Corporation, dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of
American Century Variable Portfolios II, Inc., File No. 333-46922, filed on
December 23, 2002, and incorporated herein by reference).

EX-99.h9   Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated December 17, 2003.

EX-99.h10  Customer Identification Program Reliance Agreement dated October 1,
2003 (filed as Exhibit e10 to Post-Effective Amendment No. 40 to the
Registration Statement on Form N-1A of American Century Municipal Trust, File
No. 2-91229, filed on September 30, 2003, and incorporated herein by reference).

EX-99.i    Opinion and consent of Counsel (filed as Exhibit i to Post-Effective
Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant,
File No. 2-94608, filed January 29, 1999, and incorporated herein by reference).

EX-99.j1   Consent of PricewaterhouseCoopers, LLP, independent accountants.

EX-99.j2   Power of Attorney dated September 12, 2002 (filed as Exhibit j4 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.j3   Power of Attorney, dated December 17, 2002 (filed as Exhibit j3 to
Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on February 27, 2003, and incorporated herein by reference).

EX-99.j4   Secretary's Certificate dated September 12, 2002 (filed as Exhibit j5 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.m1   Master Distribution and Shareholder Services Plan (Advisor Class),
dated August 1, 1997 (filed as Exhibit m1 to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of the Registrant, File No. 2-94608,
filed on January 31, 2000, and incorporated herein by reference).

EX-99.m2   Amendment to the Master Distribution and Shareholder Services Plan
(Advisor Class), dated June 29, 1998 (filed as Exhibit m1 to Post-Effective
Amendment No. 32 to the Registration Statement on Form N-1A of the Registrant,
File No. 2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m3   Amendment No. 1 to Master Distribution and Shareholder Services Plan
(Advisor Class) dated August 1, 2001 (filed as Exhibit m3 to Post-Effective
Amendment No. 44 to the Registration Statement on Form N-1A of American Century
Government Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.m4   Amendment No. 2 to Master Distribution and Shareholder Services Plan
(Advisor Class) dated December 3, 2001 (filed as Exhibit m4 to Post-Effective
Amendment No. 16 to the Registration Statement on Form N-1A of American Century
Investment Trust, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.m5   Amendment No. 3 to Master Distribution and Shareholder Services Plan
(Advisor Class) dated July 1, 2002 (filed as Exhibit m5 to Post-Effective
Amendment No. 38 to the Registration Statement on Form N-1A of the Registrant,
File No. No. 2-94608, filed on January 31, 2003, and incorporated hereby reference).

EX-99.m6   Master Distribution and Individual Shareholder Services Plan (C
Class), dated September 16, 2000 (filed as Exhibit m3 to Post-Effective
Amendment No. 35 to the Registration Statement on Form N-1A of the Registrant,
File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.m7   Amendment No. 1 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated August 1, 2001 (filed as Exhibit m5 to
Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on July 31,
2001, and incorporated herein by reference).

EX-99.m8   Amendment No. 2 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated December 3, 2001 (filed as Exhibit m7 to
Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170, filed on November 30,
2001, and incorporated herein by reference).

EX-99.m9   Amendment No. 3 to the Master Distribution and Individual Shareholder
Services Plan (C Class) dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.m10  Amendment No. 4 to the Master Distribution and Individual Shareholder
Services Plan (C Class) dated September 3, 2002 (filed as Exhibit m5 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.m11  Amendment No. 5 to the Master Distribution and Individual Shareholder
Services Plan (C Class) dated January 2, 2004 (filed as Exhibit m6 to
Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of
American Century California Tax-Free and Municipal Funds, File No. 2-82734,
filed on December 30, 2003, and incorporation herein by reference).

EX-99.n1   Amended and Restated Multiple Class Plan dated September 3, 2002
(filed as Exhibit n1 to Post-Effective Amendment No. 35 to the Registration
Statement on Form N-1A of American Century California Tax-Free and Municipal
Funds, File No. 2-82734, filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2   Amendment No. 1 to the Amended and Restated Multiple Class Plan dated
December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the
Registration Statement on Form N-1A of American Century Municipal Trust, File
No. 2-91229, filed on December 23, 2002, and incorporated herein by reference).

EX-99.n3   Amendment No. 2 to the Amended and Restated Multiple Class Plan dated
August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the
Registration Statement on Form N-1A of American Century Strategic Asset
Allocations, Inc., File No. 33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.p    American Century Investments Code of Ethics (filed as Exhibit p to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century California Tax-Free and Municipal Funds, File No. 2-82734,
filed on December 17, 2002, and incorporated herein by reference).